SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Questcor Pharmaceuticals, Inc.

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(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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NOTICE OF THE 2004 ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT For the 2004 Annual Meeting of Shareholders
PROPOSAL 1 ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.
PROPOSAL 2 TO APPROVE THE COMPANY’S 2004 NON-EMPLOYEE DIRECTORS’ EQUITY INCENTIVE PLAN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE SELECTION OF THE 2004 NON-EMPLOYEE DIRECTORS’ EQUITY INCENTIVE PLAN.
PROPOSAL 3 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS.
AUDIT COMMITTEE REPORT
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Summary Compensation Table
Option Grants in Last Calendar Year
Aggregated Option Exercises in Fiscal Year 2003 and Fiscal Year-End 2003 Option Values
Table of Equity Compensation Plan Information
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
CODE OF BUSINESS CONDUCT AND ETHICS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
AUDIT COMMITTEE CHARTER
ARTICLE I
Definitions
ARTICLE II
Shares Subject to Plan
ARTICLE III
Granting of Options to Non-Employee Directors
ARTICLE IV
Exercise of Options
ARTICLE V
Administration
ARTICLE VI
Miscellaneous Provisions

March 29, 2004

To Our Shareholders:

      You are cordially invited to attend the 2004 Annual Meeting of Shareholders of Questcor Pharmaceuticals, Inc. to be held on May 17, 2004 at 9:00 a.m. local time at the Omni Hotel, 500 California Street, San Francisco, California 94104.

      The matters expected to be acted upon at the meeting are described in the following Notice of 2004 Annual Meeting of Shareholders and Proxy Statement.

      It is important that you use this opportunity to take part in the affairs of your Company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. Returning the Proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

      We look forward to seeing you at the meeting.

Sincerely,

Charles J. Casamento
Chairman, President and
Chief Executive Officer

3260 Whipple Road
Union City, California 94587

NOTICE OF THE 2004 ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Questcor Pharmaceuticals, Inc.:

      NOTICE IS HEREBY GIVEN that the 2004 annual meeting of shareholders (the “Annual Meeting”) of Questcor Pharmaceuticals, Inc., a California corporation (the “Company”), will be held on May 17, 2004 at 9:00 a.m. local time at the Omni Hotel, 500 California Street, San Francisco, California 94104, to consider and vote upon the following proposals:

1. To elect directors to serve for the ensuing year and until their successors are duly elected and qualified.

2. To approve the Company’s 2004 Non-Employee Directors’ Equity Incentive Plan, which provides for 1,250,000 shares of the Company’s common stock to be authorized for formula grants of non-qualified stock options to non-employee directors of the Company.

3. To ratify the Board of Directors’ selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004.

4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

      The proposals and other related matters are more fully described in the proxy statement accompanying this notice.

      Shareholders of record at the close of business on March 26, 2004, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

      All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend, WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors,

David A. Hahn
Secretary

Union City, California

March 29, 2004

3260 Whipple Road
Union City, California 94587

PROXY STATEMENT
For the 2004 Annual Meeting of Shareholders

General

      The enclosed proxy is solicited on behalf of the Board of Directors (the “Board of Directors”) of Questcor Pharmaceuticals, Inc., a California corporation (the “Company”), for use at the 2004 annual meeting of shareholders (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of the 2004 Annual Meeting of Shareholders. The Annual Meeting will be held on May 17, 2004 at 9:00 a.m. local time at the Omni Hotel, 500 California Street, San Francisco, California 94104. The Company intends to mail this proxy statement and accompanying proxy card on or about April 5, 2004 to all shareholders entitled to vote at the Annual Meeting.

Solicitation

      The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Company common stock, no par value per share (the “Common Stock”), beneficially owned by others to forward to such beneficial owners. The Company will reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company or, at the Company’s request, MacKenzie Partners, Inc. No additional compensation will be paid to directors, officers or other regular employees for such services, but MacKenzie Partners, Inc. will be paid its customary fee, estimated to be approximately $13,000.

Voting Rights and Outstanding Shares

      Only holders of record of Common Stock, Series A Preferred Stock and Series B Convertible Preferred Stock at the close of business on March 26, 2004 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 26, 2004, the Company had outstanding 51,031,096 shares of Common Stock, 2,155,715 shares of Series A Preferred Stock and 8,924,776 shares of Common Stock into which the Series B Convertible Preferred Stock is convertible. Each holder of record of Common Stock and Series A Preferred Stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. Each holder of record of Series B Convertible Preferred Stock on the record date will be entitled to 0.875 votes for each share of Common Stock into which the Series B Convertible Preferred Stock is convertible on all matters to be voted upon at the Annual Meeting.

      All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Revocability of Proxies

      Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, 3260 Whipple Road, Union City, CA 94587, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Shareholder Proposals

      Pursuant to Securities and Exchange Commission (“SEC”) Rule 14a-8, proposals that shareholders wish to include in the Company’s proxy statement and form of proxy for the Company’s 2005 annual meeting of shareholders must be received by the Company at its principal executive office at 3260 Whipple Road, Union City, California 94587, no later than December 6, 2004 and must satisfy the conditions established by the SEC for such proposals. Pursuant to SEC Rule 14a-4, if the Company has not received notice by February 20, 2005 of any matter a shareholder intends to propose for a vote at the 2005 annual meeting of shareholders, then a proxy solicited by the Board of Directors may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card. Additionally, proposals that shareholders wish to present at the Company’s 2005 annual meeting of shareholders (but not included in the Company’s related proxy statement and form of proxy) must be received by the Company at its principal executive office at 3260 Whipple Road, Union City, California 94587, not before January 5, 2005 and no later than February 5, 2005 and must satisfy the conditions for such proposals set forth in the Company’s Amended and Restated Bylaws (the “Bylaws”). Shareholders are advised to review the Company’s Bylaws, which contain requirements with respect to advance notice of shareholder proposals and director nominations. The Company has received notices from certain shareholders that they intend to nominate two persons for election to the Board of Directors at the Annual Meeting.

Security Holder Communications with the Board of Directors

      The Company provides an informal process for security holders to send communications to the Board of Directors. Security holders who wish to contact the Board of Directors or any of its members may do so by writing to Questcor Pharmaceuticals, Inc. at 3260 Whipple Road, Union City, California 94587. Correspondence directed to an individual board member is referred, unopened, to that member. Correspondence not directed to a particular board member is referred, unopened, to the Chairman of the Board.

PROPOSAL 1

ELECTION OF DIRECTORS

      There are seven nominees for the Board of Directors positions presently authorized in the Company’s Bylaws. Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. Each nominee listed below is currently a director of the Company.

      Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

      Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote. The nominees receiving the highest number of votes of shares entitled to vote for them, up to the number of directors to be elected, will be elected. Votes withheld will be counted for the purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will have no other effect upon the election of directors under California law. Under California law, if any shareholder present at the Annual Meeting gives such notice, all shareholders may cumulate their votes for the election of directors. The Company has received notices from certain shareholders that they intend to cumulate their votes for the election of directors. In such event, the proxy holders intend to cast the votes covered by the proxies received by them in such a manner under cumulative voting as they believe will ensure the election of as many of the Company’s nominees as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH
NAMED NOMINEE.

Nominees

      The names of the nominees and certain information about them are set forth below:

Name	Age	Principal Occupation/ Position Held with the Company

Neal C. Bradsher	38	President, Broadwood Capital, Inc.; Director
Charles J. Casamento	58	Chairman, President and Chief Executive Officer
Brian C. Cunningham	60	Of Counsel, Cooley Godward LLP; Lead Director
Frank J. Sasinowski	51	Partner, Hyman, Phelps & McNamara, P.C.; Director
Jon S. Saxe	67	Past President of Protein Design Labs; Director
Roger G. Stoll, Ph.D.	61	Chairman, President and CEO of Cortex Pharmaceuticals, Inc.; Director
Virgil D. Thompson	64	President, CEO and Member of the Board of Directors of Angstrom Pharmaceuticals, Inc.; Director

      Mr. Bradsher joined the Company’s Board of Directors in March 2004. Since 2002, Mr. Bradsher has been President of Broadwood Capital, Inc., a private investment firm. Previously, he was a Managing Director at Whitehall Asset Management, Inc. from 1999 to 2002. From 1994 to 1999, he was a Managing Director, and from 1995 to 1999 also Chief Operating Officer, of Campbell Advisors, Inc., an investment management firm. Prior to that, he was a healthcare equity analyst at investment banking firms Alex. Brown & Sons Incorporated and Hambrecht & Quist Incorporated. Mr. Bradsher holds a B.A. in economics from Yale College and is a Chartered Financial Analyst.

      Mr. Casamento joined the Company as Chairman, President and Chief Executive Office in November 1999. Prior to joining the Company, Mr. Casamento served as Chairman, President and CEO of RiboGene, Inc. from June 1993 until November 1999. Mr. Casamento has also held management positions at Interneuron Pharmaceuticals, Inc., Genzyme Corporation, American Hospital Supply, Johnson & Johnson, Hoffmann LaRoche Inc. and Sandoz Inc. Mr. Casamento is a director of CORTEX Pharmaceuticals, a biopharmaceutical company, SuperGen Inc., a pharmaceutical company, and the Catholic Medical Mission Board in New York City, a not-for-profit organization. Mr. Casamento holds a B.S. degree in Pharmacy from Fordham University and an M.B.A. degree from Iona College.

      Mr. Cunningham joined the Company’s Board of Directors in July 2003. Mr. Cunningham is currently of counsel at Cooley Godward, LLP, since July 2003. From July 1998 until December 2003, he was President and COO of Rigel Pharmaceuticals, Inc. Mr. Cunningham has also held positions at Genentech, Inc., Monsanto Company and Winthrop, Stimson, Putnam and Roberts. Mr. Cunningham holds a B.S. degree in Engineering from Washington University in St. Louis and a J.D. degree from Washington University School of Law.

      Mr. Sasinowski, a former RiboGene, Inc. director, joined the Company’s Board of Directors in November 1999. He is a partner with Hyman, Phelps & McNamara, P.C., a food and drug law firm, since 1987. He serves as a director of the National Organization for Rare Disorders (NORD), the patient organization representing those with rare “orphan” diseases, and as a director for the Catholic Medical Mission Board, a not-for-profit organization. Mr. Sasinowski holds a B.S. in biological sciences and genetics from Cornell University, a Masters of Science in nutritional sciences and a Masters of Public Health from the University of California at Berkeley, and a J.D. from the Georgetown University Law Center.

      Mr. Saxe, a former RiboGene, Inc. director, joined the Company’s Board of Directors in November 1999. He has been a director since 1989 and from January 1995 to May 1999, he was President of Protein Design Labs, Inc., a biotechnology company. From May 1999 through December 2000, he was an executive in residence at Institutional Venture Partners. Mr. Saxe also serves as a director of SciClone Pharmaceuticals, First Horizon Pharmaceuticals, IDBiomedical Corporation, Incyte, Inc., Insite Vision, Inc., Protein Design Labs, Inc., Durect Corp. and several private companies. Mr. Saxe holds a B.S. degree in Chemical Engineering from Carnegie-Mellon University, a J.D. from George Washington University School of Law and an L.L.M. from New York University School of Law.

      Dr. Stoll, a former RiboGene, Inc. director, joined the Company’s Board of Directors in November 1999. Dr. Stoll is the Chairman, President and Chief Executive Officer of Cortex Pharmaceuticals, Inc., since August 2002. He was Executive Vice President of Fresenius Medical Care-North America, from the end of 1998 until February 2001. He was Chief Executive of Ohmeda, a world-wide healthcare subsidiary of the BOC Group, and a member of the board of directors of BOC from 1991 to 1998. Prior to that, Dr. Stoll was Executive Vice President and General Manager of the worldwide Diagnostic Business Group for Bayer, AG. Dr. Stoll also held positions at American Hospital Supply and the Upjohn Company at the beginning of his industrial career. Dr. Stoll currently serves on the board of directors of Agensys, Inc. and Cortex Pharmaceuticals, Inc. Dr. Stoll holds a B.S. degree in pharmacy from Ferris State University and a Ph.D. in biopharmaceutics from the University of Connecticut, and he conducted post-doctoral studies in pharmacokinetics at the University of Michigan.

      Mr. Thompson, joined the Company’s Board of Directors in January 1996. Mr. Thompson is the President, Chief Executive Officer and Director of Angstrom Pharmaceuticals, Inc., since November 2002. From September 2000 until August 2002, he was President, Chief Executive Officer and a director of Chimeric Therapies, Inc. From May 1999 until September 2000, he was President, Chief Operating Officer and a director of Bio-Technology General Corporation, a pharmaceutical company. From January 1996 to May 1999, he was President and Chief Executive Officer and a director of Cytel Corporation, a biopharmaceutical company. Mr. Thompson is also a director of Aradigm Corporation and Savient Pharmaceuticals, Inc. Mr. Thompson holds a B.S in pharmacy from Kansas University and a J.D. from The George Washington University School of Law.

Company Management

      Biographical information for the executive officers of the Company who are not directors is set forth below. There are no family relationships between any director or executive officer and any other director or executive officer. Executive officers serve at the discretion of the Board of Directors and until their successors have been duly elected and qualified, unless sooner removed by the Board of Directors. Officers are elected by the Board of Directors annually at its first meeting following the annual meeting of shareholders.

      Timothy E. Morris, 42, Sr. Vice President, Finance & Administration, and Chief Financial Officer has served with the Company since September 2001. Prior to joining the Company, Mr. Morris held several senior financial positions at a variety of pharmaceutical and technology venture backed companies including RiboGene, Inc., the predecessor to Questcor, where he served in the same capacity as his current position from June 1995 to October 1999. He also served as the Chief Financial Officer for InterPro Business Solutions, Inc. from October 2000 to September 2001 and utility.com from October 1999 to October 2000. Mr. Morris also spent eight years with Ernst & Young, LLC, where he focused on healthcare and technology start-ups. Mr. Morris is a certified public accountant and has a business degree from California State University, Chico.

      R. Jerald Beers, 56, joined the Company in September 2003 as Vice President of Marketing and in December 2003 was promoted to Vice President of Sales and Marketing. From October 2001 to September 2003, Mr. Beers was an independent consultant providing strategic marketing and business development services to the biotech industry. From 1997 until September 2001, he served as Executive Vice President, Marketing and Business Development at Aradigm Corporation. Mr. Beers has also held positions at Genentech, Inc., DuPont Pharmaceuticals, American Hospital Supply Corporation and G.D. Searle & Co.

Mr. Beers holds a B.A. in Political Science from Brown University and an M.B.A. from the Kellogg School of Management at Northwestern University.

Lead Director

      In November 2003, the Board of Directors created the designation of Lead Director and appointed Brian C. Cunningham to serve as Lead Director through the Annual Meeting. Upon re-election to the Board of Directors at the Annual Meeting, the Board of Directors anticipates that Mr. Cunningham will be re-appointed to serve as Lead Director until the Company’s next annual meeting of shareholders. As Lead Director, Mr. Cunningham is responsible for coordinating the activities of the Company’s independent directors, presiding over regularly scheduled meetings of the Board of Directors and acting with the Company’s Chairman, President and Chief Executive Officer Charles J. Casamento as a liaison between the Board of Directors and investors to provide general board leadership.

Board of Directors and Committee Meetings

      The Board of Directors held fifteen meetings during the fiscal year ended December 31, 2003. Each of the Directors attended at least 75% of the aggregate number of meetings of the Board of Directors, and of the committees on which he served, held during the period for which he was a director or committee member, respectively. The Board of Directors has an Audit Committee, which held six meetings during the calendar year ended December 31, 2003, a Nominating and Corporate Governance Committee, which was formed in February 2004, and a Compensation Committee, which held four meetings during the calendar year ended December 31, 2003.

      The Company has not adopted a formal policy on members of the Board of Directors attendance at its annual meeting of shareholders, although all members of the Board of Directors are invited to attend. All seven members of the then Board of Directors attended the Company’s 2003 annual meeting of shareholders.

Committees of the Board of Directors

     Audit Committee

      The Company has a separately designated standing audit committee established in accordance with the requirements of Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Audit Committee”). The Audit Committee is responsible for reviewing and supervising the financial controls of the Company, including the selection of the Company’s independent auditors, the scope of the audit procedures, the nature of the services to be performed by and the fees to be paid to the Company’s independent auditors, and any changes to the accounting standards of the Company. The Audit Committee is composed of four non-employee directors: Mr. Thompson, who serves as Chairman, Mr. Bradsher, Mr. Saxe and Dr. Stoll. Each member of the Audit Committee is “independent” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934 and satisfies the independence standards of Section 121A of the Rules of the American Stock Exchange (“AMEX”). The charter for the Audit Committee is attached as Exhibit A to this Proxy Statement.

      All members of the Audit Committee meet AMEX’s audit committee financial sophistication requirements. The Company does not have an “audit committee financial expert” (as defined in the rules and regulations of the Securities and Exchange Commission) serving on the Audit Committee, but the Company believes that the background and financial sophistication of its members are sufficient to fulfill the duties of the Audit Committee.

     Nominating and Corporate Governance Committee

      The Company has a separately designated standing Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”). The Nominating and Corporate Governance Committee is responsible for (i) the identification of qualified candidates to become members of the Board of Directors, (ii) the selection of nominees for election as directors at the next annual meeting of shareholders, (iii) the selection of candidates to fill any vacancies on the Board of Directors, and

(iv) the analysis and recommendation to the Board of Directors on corporate governance matters applicable to the Company. The Nominating and Corporate Governance Committee is composed of three non-employee directors: Mr. Saxe, who serves as Chairman, Mr. Cunningham and Mr. Thompson. Each member of the Nominating and Corporate Governance Committee satisfies the independence standards of Section 121A of the Rules of the AMEX. The charter for the Nominating and Corporate Governance Committee is attached as Exhibit B to this Proxy Statement.

      The Nominating and Corporate Governance Committee is responsible for selecting those individuals to recommend to the entire Board of Directors for election to the Board. The Nominating and Corporate Governance Committee will consider candidates for directors proposed by security holders. The Nominating and Corporate Governance Committee has no formal procedures for submitting candidates and, until otherwise determined, accepts written submissions that include the name, address and telephone number of the proposed nominee, along with a brief statement of the candidate’s qualifications to serve as a director. If the proposed nominee is not the security holder submitting the name of the candidate, a letter from the candidate agreeing to the submission of his or her name for consideration should be provided at the time of submission.

      The Nominating and Corporate Governance Committee identifies director nominees through a combination of referrals, including by management, existing members of the Board of Directors and security holders, and direct solicitations, where warranted. Once a candidate has been identified, the Nominating and Corporate Governance Committee reviews the individual’s experience and background, and may discuss the proposed nominee with the source of the recommendation. If the Nominating and Corporate Governance Committee believes it to be appropriate, committee members may meet with the proposed nominee before making a final determination whether to recommend the individual as a nominee to the entire Board of Directors to stand for election to the Board.

      Among the factors that the committee considers when evaluating proposed nominees are their experience in the biopharmaceutical industry and knowledge of and experience in business matters, finance, capital markets and mergers and acquisitions. The Nominating and Corporate Governance Committee may request references and additional information from the candidate prior to reaching a conclusion. The Nominating and Corporate Governance Committee is under no obligation to formally respond to recommendations, although as a matter of practice, every effort is made to do so.

      The Nominating and Corporate Governance Committee received no security holder recommendations for nomination to the Board of Directors prior to the 120th calendar day before the date the Company’s proxy statement was released to shareholders in connection with the Company’s 2003 annual meeting of shareholders. There are no director nominees for the Annual Meeting who are neither incumbent directors standing for re-election nor executive officers.

     Compensation Committee

      The Company has a separately designated standing Compensation Committee of the Board of Directors (the “Compensation Committee”). The Compensation Committee is responsible for (i) recommending the type and level of compensation for officers of the Company, and (ii) administering the Company’s equity incentive plans. The Compensation Committee is composed of two non-employee directors: Mr. Sasinowski, who serves as Chairman, and Mr. Cunningham. Each member of the Compensation Committee satisfies the independence standards of Section 121A of the Rules of the AMEX.

PROPOSAL 2

TO APPROVE THE COMPANY’S 2004 NON-EMPLOYEE DIRECTORS’

EQUITY INCENTIVE PLAN

      In February 2004, the Board of Directors adopted the 2004 Non-Employee Directors’ Equity Incentive Plan (the “Plan”), subject to shareholder approval of the Plan at the Annual Meeting.

      The principal terms of the Plan are summarized below. The following summary is qualified in its entirety by the full text of the Plan, a copy of which is included as Exhibit C to this Proxy Statement. You are encouraged to read the Plan carefully. Capitalized terms used in the summary are used as defined in the Plan.

General Nature of the Director Option Plan

      The Plan authorizes the grant to the Company’s non-employee directors of non-qualified stock options. The principal purposes of the Plan are to provide incentives to non-employee directors of the Company to further the growth, development and financial success of the Company by personally benefiting through the ownership of Common Stock, and to obtain and retain the services of non-employee directors who are considered essential to the long range success of the Company through the grant of options.

Shares Reserved

      Under the Plan, the aggregate number of shares of Common Stock that may be issued upon the exercise of options is 1,250,000. The shares of Common Stock available for issuance under the Plan may be either previously authorized and unissued shares or treasury shares. As is customary in incentive plans of this nature, the number and kind of shares available under the Plan and the then outstanding options, as well as the exercise price of outstanding options, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to the shareholders. Available for issuance under the Plan are (i) shares subject to expired, exchanged or canceled options and (ii) shares delivered by the optionee or withheld by the Company in payment of the exercise price or any related tax-withholding obligation. Shares of Common Stock subject to options which are adjusted and become exercisable with respect to shares of stock of another corporation will be considered cancelled and may again be optioned or granted under the Plan.

Administration

      The Plan is administered by the Board of Directors in accordance with the Plan provisions. The Board of Directors has the power to:

•	construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

•	adopt rules for the administration, interpretation and application of the Plan that are consistent with the Plan; and

•	interpret, amend or revoke any of the newly adopted rules of the Plan.

      The Board of Directors also has the authority to amend any option granted under the Plan provided that such amendment does not adversely affect the rights of the option holder.

Automatic Option Grants

      The Plan provides for automatic grants of “Director Options” and “Committee Options” to non-employee directors, as described below. Only non-employee directors are eligible for the grant of options under the Plan. However, a non-employee director who owns, directly or indirectly, shares representing 10% or more of the total outstanding shares of any class of stock of the Company will not be eligible for the grant of options under the Plan. Each option granted under the Plan is a non-qualified stock option.

Director Options

•	Each person who first becomes a non-employee director during the term of the Plan by election or appointment to the Board of Directors automatically will be granted on the date of such person’s election or appointment to the Board, an initial option to purchase 25,000 shares of Common Stock.

•	Thereafter, on each January 1 during the term of the Plan, each person who is a non-employee director as of such January 1 automatically will be granted an option to purchase 15,000 shares of Common Stock as of such January 1.

      The exercise price of Director Options will equal 85% of the fair market value for a share of Common Stock on the date of grant, which equals the closing price for the Common Stock on the AMEX on such date of grant. Each Director Option will become exercisable in 48 equal monthly installments over the 4 year period commencing on the date of grant, provided the non-employee director has continuously served as a non-employee director, employee or consultant of the Company during such time.

Committee Options

•	Each non-employee director who, on or after January 1 of a calendar year but before July 1 of the same calendar year, is appointed, for the first time, to one or more committees of the Board of Directors automatically will be granted an option to purchase 10,000 shares of Common Stock on the date of such appointment. Each non-employee director who, on or after July 1 of a calendar year but before December 31 of the same calendar year, is appointed, for the first time, to one or more committees of the Board of Directors automatically will be granted an option to purchase 5,000 shares of Common Stock on the date of such appointment. Thereafter, on each January 1 during the term of the Plan, each non-employee director who, as of such January 1, is a member of one or more committees of the Board of Directors automatically will be granted an option to purchase 10,000 shares of Common Stock as of such January 1.

•	Each non-employee director who, on or after January 1 of a calendar year but before July 1 of the same calendar year, is appointed, for the first time, to be the chairperson of one or more committees of the Board of Directors automatically will be granted an option to purchase 7,500 shares of Common Stock on the date of such appointment. Each non-employee director who, on or after July 1 of a calendar year but before December 31 of the same calendar year, is appointed, to be the chairperson of one or more committees of the Board of Directors automatically will be granted an option to purchase 3,750 shares of Common Stock on the date of such appointment. Thereafter, on each January 1 during the term of the Plan, each non-employee director who, as of such January 1, is the chairperson of one or more committees of the Board of Directors automatically will be granted an option to purchase 7,500 shares of Common Stock as of such January 1.

      The exercise price of Committee Options will equal 100% of the fair market value for a share of Common Stock on the date of grant, which equals the closing price for the Common Stock on the AMEX on such date of grant. Each Committee Option will be fully exercisable upon grant.

Term and Termination of Options

      The term of each option will be 10 years from the date of grant. In the event of the termination of the optionee’s service as a director, employee or consultant of the Company, the optionee (or the optionee’s representative) may exercise the option at any time prior to the earliest of:

•	90 days following termination for reasons other than death or disability, unless the optionee dies within such 90 day period;

•	one year following termination as a result of the death of such optionee;

•	one year following termination as a result of such optionee’s disability; or

•	the expiration of 10 years from the date the option was granted.

Exercise of Options

      An option may be exercised for any vested portion of the shares subject to the option until such option expires or terminates. Only whole shares may be purchased upon exercise.

      An option may be exercised by delivering to the Company a written notice of exercise, together with payment of the aggregate exercise price in the form of cash or a check payable to the Company. The Board of Directors may, however, in its discretion allow payment through:

•	the delivery of shares of Common Stock already owned by the optionee for more than six months; or

•	a combination of cash or a check payable to the Company and the delivery of shares of Common Stock already owned by the optionee for more than six months.

      The Company must also receive payment of any applicable withholding tax, which in the discretion of the Board of Directors may be in the same form as used to pay the exercise price.

      An optionee will not have any rights as a shareholder until the Company has issued and delivered the shares of common stock following option exercise. The Company will not adjust for dividends or distributions if the record date for the dividend or distribution is prior to the date of such stock issuance.

Options Not Transferable

      Options granted under the Plan are not transferable by the recipient other than by will or the laws of descent and distribution, or pursuant to a domestic relations order, and are generally exercisable, during the recipient’s lifetime, only by him or her; any amounts payable or shares issuable pursuant to an option will be paid only to the recipient or the recipient’s beneficiary or representative.

Plan Amendment and Termination

      The Board of Directors may amend or terminate the Plan at any time and in any manner, but in no event may options be granted under the Plan after the expiration of 10 years from the date the Plan is approved by the shareholders or adopted by the Board of Directors, whichever is earlier. Unless required by applicable law, shareholder approval for any amendment will not be required. Outstanding awards may be amended, subject, however, to the consent of the holder if the amendment alters or impairs the rights or obligations under the award or unless the award expressly provides for such amendment.

Acceleration of Awards; Possible Early Termination of Awards

      If there is any dividend or other distribution, recapitalization, reclassification, stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, liquidation, dissolution or sale, transfer, exchange or other disposition of all or substantially all of the Company’s assets, or other similar corporate event affecting the Common Stock, the Board of Directors is authorized to take one or more of the following actions:

•	adjust the aggregate number of shares of Common Stock subject to the Plan, the number of shares of Common Stock subject to outstanding options, and the exercise price per of outstanding options;

•	provide for the purchase of any option for an amount of cash equal to the amount that could have been attained upon the exercise of such option had such option been currently exercisable or payable or fully vested or the replacement of such option with other rights or property selected by the Board of Directors, in its sole discretion;

•	provide that outstanding options cannot vest, be exercised or become payable after such event;

•	provide that all options shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan; and

•	provide that any surviving corporation shall assume any options outstanding under the Plan or shall substitute similar options for those outstanding under the Plan.

Federal Income Tax Consequences

      The following discussion summarizes federal income tax consequences of the Plan under current federal income tax law and is intended for general information only. Other federal taxes and foreign, state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

      For federal income tax purposes, optionees granted non-qualified stock options will not have taxable income on the grant of the option, nor will the Company then be entitled to any deduction. Generally, upon exercise of non-qualified stock options the optionee will realize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the common stock on the date of exercise. The optionee’s basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the common stock on the date of option exercise. Any subsequent gain or loss will be generally taxable as capital gains or losses.

New Plan Benefits

      If the Plan is approved by the shareholders:

•	each of Messrs. Bradsher, Cunningham, Sasinowski, Saxe, Stoll and Thompson will be granted a Director Option to purchase 15,000 shares of Common Stock on January 1, 2005, provided he is a non-employee director at such time;

•	each of Messrs. Bradsher, Cunningham, Sasinowski, Saxe, Stoll and Thompson will be granted a Committee Option to purchase 10,000 shares of Common Stock on January 1, 2005, provided he is a member of one or more committees of the Board of Directors at such time (see “Committees of the Board of Directors” above); and

•	each of Messrs. Thompson, Sasinowski and Saxe will be granted a Committee Option to purchase 7,500 shares of Common Stock on January 1, 2005, provided he is the chairperson of one or more committees of the Board of Directors at such time (see “Committees of the Board of Directors” above).

The terms of each Director Option and Committee Option to be granted under the Plan are described above. The closing price for the Common Stock on the American Stock Exchange on March 15, 2004 was $0.90.

Required Vote

      The affirmative vote of the holders of a majority of the voting power represented by the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required for approval of the Plan. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE SELECTION OF THE 2004
NON-EMPLOYEE DIRECTORS’ EQUITY INCENTIVE PLAN.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors, upon the recommendation of the Audit Committee, has selected Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Ernst & Young LLP has audited the Company’s financial statements since its inception in 1992. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      Shareholder ratification of the selection of Ernst & Young LLP as the Company’s independent auditors is not required by the Bylaws or otherwise. However, the Board of Directors is submitting the selection of

Ernst & Young LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board of Directors and the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors and the Audit Committee in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

      The affirmative vote of the holders of a majority of the voting power represented by the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE SELECTION OF

ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

Principal Accountant Fees and Services

      The following table presents fees for professional services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2003 and December 31, 2002, and fees billed for other services rendered by Ernst & Young LLP during those periods. Certain amounts for fiscal year 2002 have been reclassified to conform to the fiscal year 2003 presentation.

	December 31,	December 31,
	2003	2002

Audit Fees	$277,890	$210,100
Audit Related Fees	—	—
Tax Fees	—	3,690
All Other Fees	2,500	2,500

Total	$280,390	$216,290

      Audit fees include the audit of the Company’s annual financial statements presented in the Company’s Annual Report on Form 10-K, reviews of interim financial statements presented in the Company’s Quarterly Reports on Form 10-Q and accounting, reporting and disclosure consultations related to those audits. Tax fees include consultations on technical matters. All other fees include advisory services.

      The Company’s Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP, and has concluded that the provision of such services is compatible with maintaining the independence of the Company’s auditors.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

      The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval and the fees for the services performed to date.

AUDIT COMMITTEE REPORT

      The Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2003 with management and the independent auditors. The Audit

Committee has discussed with the independent auditors the matters required to be discussed under auditing standards generally accepted in the United States, including those matters set forth in Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the auditors their independence from the Company. The Audit Committee has also considered whether the independent auditor’s provision of non-audit services to the Company is compatible with maintaining the auditor’s independence.

      It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company’s independent auditors. In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principals, and (ii) the report of the Company’s independent auditors with respect to such financial statements.

      Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC.

      Submitted on March 15, 2004, by the members of the Audit Committee of the Board of Directors.

Virgil D. Thompson, Chairman
Roger G. Stoll, Ph.D.
Jon S. Saxe

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors

      The Company compensates its non-employee directors for their service on the Board of Directors with an initial grant of an option to purchase 25,000 shares of Common Stock. Such option grant has an exercise price equal to 85% of the fair market value of the Common Stock on the date of the grant and vests in 48 equal monthly installments commencing on the date of the grant, provided the non-employee director serves continuously on the Board of Directors during such time. Subject to shareholder approval of the 2004 Non-Employee Directors’ Equity Incentive Plan (the “Directors’ Plan”), such stock option grant will be made in the future under the Directors’ Plan. If the Directors’ Plan is not approved by the shareholders, such stock option grant will be made in the future under the Company’s 1992 Employee Stock Option Plan (the “1992 Plan”).

      In November 2003, the Board of Directors approved an annual salary of $45,000 to the Company’s Lead Director, Brian C. Cunningham, of which he received $3,750 as compensation for service as Lead Director during fiscal year 2003. Each other outside director received $2,500 for each Board of Directors’ meeting attended during fiscal year 2003. Members of committees of the Board of Directors, including the Lead Director, received $1,000 for each committee meeting attended, with committee chairmen receiving $1,500 per meeting attended. Additionally, the Company’s Lead Director was granted an option under the 1992 Plan to purchase 30,000 shares of Common Stock upon appointment as Lead Director at an exercise price equal to the fair market value of the Common Stock on the date of the grant, 10,000 shares of which vested immediately, and the remainder of which vest in 48 equal monthly installments commencing on the date of the grant, provided that he serves continuously on the Board of Directors during such time. For service as a director in 2003 each outside director was granted an option under the 1992 Plan to purchase 10,000 shares of Common Stock. Such option grants had an exercise price equal to 85% of the fair market value of the Common Stock on the date of the grant and vest in 48 equal monthly installments commencing on the date of the grant, provided the non-employee director serves continuously on the Board of Directors during such time. For service on a committee of the Board of Directors in 2003, members of committees were granted an option under the 1992 Plan to purchase 15,000 shares of Common Stock and chairmen of committees were granted an additional option under the 1992 Plan to purchase 7,500 shares of Common Stock. Such option grants had an exercise price equal to 100% of the fair market value of the Common Stock on the date of the grant and became fully vested at the time of grant.

      The Company’s Lead Director will receive $60,000 annually as compensation for service as Lead Director effective upon the Annual Meeting. Each other outside director will receive $2,500 for each Board of Directors’ meeting attended during fiscal year 2004. Members of committees of the Board of Directors, including the Lead Director, will receive $1,000 for each committee meeting attended, with committee chairmen receiving $1,500 per meeting attended. Additionally, for service as a director in 2004 each outside director, including the Lead Director, was granted an option under the 1992 Plan to purchase 10,000 shares of Common Stock. Such option grants had an exercise price equal to 85% of the fair market value of the Common Stock on the date of the grant and vest in 48 equal monthly installments commencing on the date of the grant, provided the non-employee director serves continuously on the Board of Directors during such time. For service on a committee of the Board of Directors in 2004, members of committees were granted an option under the 1992 Plan to purchase 15,000 shares of Common Stock and chairmen of committees were granted an additional option under the 1992 Plan to purchase 7,500 shares of Common Stock. Such option grants had an exercise price equal to 100% of the fair market value of the Common Stock on the date of the grant and became fully vested at the time of grant.

      The Company also reimburses its directors who are not employees for their reasonable expenses incurred in attending meetings. Directors who are officers of the Company receive no additional compensation for Board service.

Compensation of Executive Officers

      The following table shows, for the fiscal years ended December 31, 2003, 2002 and 2001, compensation awarded or paid to, or earned by, the Company’s Chief Executive Officer and named executive officers (the “Named Executive Officers”).

Summary Compensation Table

					Long-Term
					Compensation Awards

		Annual Compensation(1)			Restricted	Securities
	Fiscal				Stock	Underlying	All Other
Name and Principal Position	Year	Salary($)		Bonus($)	Awards($)	Options(#)	Compensation($)

Charles J. Casamento	2003	$458,500		$34,388	—	450,000	—
Chairman, President and	2002	$445,000		$222,750	—	600,000	—
Chief Executive Officer	2001	$405,000		$192,375	—	420,000	—
Timothy E. Morris(2)	2003	$225,829		$36,417	—	—	—
Sr. Vice President,	2002	$210,000		$69,300	—	600,000	—
Finance & Administration,	2001	$65,288	(2)	$50,000	—	450,000	—
Chief Financial Officer
R. Jerald Beers(3)	2003	$54,374		—	—	300,000	—
Vice President, Marketing
Kenneth R. Greathouse(4)	2003	$246,500		$27,000	—	—	—
Sr. Vice President,	2002	$218,900		$72,237	—	500,000	—
Commercial Operations	2001	$195,267		$56,100	—	350,000	$40,000 (5)

(1)	In accordance with the Commission rules, other annual compensation in the form of prerequisites and other personal benefits has been omitted where the aggregate amount of such perquisites and other personal benefits constitutes less than the lesser of $50,000 or 10% of the total annual salary and bonus for the named executive officer for the fiscal year.

(2)	Mr. Morris joined the Company on September 19, 2001.

(3)	Mr. Beers joined the Company on September 15, 2003.

(4)	Mr. Greathouse resigned from his position as an executive officer of the Company on September 30, 2003.

(5)	Sales commission for overachieving the Company’s sales budget for fiscal year 2001.

Option Grants in Last Calendar Year

      The following table contains information concerning the grant of stock options to the Chief Executive Officer and Named Executive Officers during the twelve months ended December 31, 2003.

Potential Realizable
	Individual Grants				Value at Assumed Annual
Rates of Stock Price
		Percentage of	Exercise		Appreciation for Option
	Securities	Total Options	or Base		Term(2)
	Underlying	Granted to	Price	Expiration
Name	Options(#)	Employees(1)	($/Sh)	Date	5%($)	10%($)

Charles J. Casamento	450,000	23.4%	$0.84	03/21/13	$237,722	$602,435
Timothy E. Morris	—	—	—	—	—	—
R. Jerald Beers	300,000	15.6%	$0.85	09/15/13	$160,368	$406,404
Kenneth R. Greathouse	—	—	—	—	—	—

(1)	Based on options to purchase 1,919,305 shares of Common Stock granted to employees during the twelve months ended December 31, 2003.

(2)	The potential realizable value is calculated based on the term of the option at the time of grant (ten years). Stock price appreciation of five percent and ten percent is assumed pursuant to rules promulgated by the SEC and does not represent the Company’s prediction of the stock price performance. The potential realizable value is calculated by assuming that the fair value of the Common Stock at the date of the grant, as determined by the Board of Directors, appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.

Aggregated Option Exercises in Fiscal Year 2003

and Fiscal Year-End 2003 Option Values

      There were no option exercises by the Chief Executive Officer or any of the Named Executive Officers during the twelve months ended December 31, 2003. The following table presents certain information with respect to the value at December 31, 2003, of options held by the Chief Executive Officer and each of the Named Executive Officers. The value actually realized upon future option exercises by the Chief Executive Officer and the Named Officers will depend on the value of the Common Stock at the time of exercise.

	Number of Securities		Value of Unexercised In-
	Underlying Options(#)(1)		The-Money Options($)(2)

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Charles J. Casamento	2,126,451	1,177,375	$—	$—
Timothy E. Morris	371,875	678,125	$—	$—
R. Jerald Beers	—	300,000	$—	$—
Kenneth R. Greathouse	487,500	562,500	$9,042	$4,958

(1)	Includes both in-the-money and out-of-the-money options. “In-the-money” options are options with exercise prices below the market price of the Common Stock.

(2)	Based on the fair market value of the underlying shares on December 31, 2003 ($0.74, based upon the closing price on the AMEX) less the respective exercise or base price. Excludes out-of-the money options.

Table of Equity Compensation Plan Information

      The following table contains information concerning the Company’s equity compensation plans as of December 31, 2003.

Number of
Securities
Remaining Available
for Future Issuance
	Number of Securities		Under Equity
	to be Issued Upon	Weighted-average	Compensation Plans
	Exercise of	Exercise Price of	(excluding securities
	Outstanding Options,	Outstanding Options,	reflected in
	Warrants and Rights	Warrants and Rights	column (a))

Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	9,757,502	$1.27	3,080,311
Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	9,757,502	$1.27	3,080,311

Employment Agreements

      In August 1999, the Company entered into an employment agreement with Charles J. Casamento, Chairman, President and Chief Executive Officer. The agreement provides for an annual base salary of $341,250 prior to January 1, 2000, and an annual base salary of not less than $375,000 thereafter, subject to annual review. In January 2000, Mr. Casamento’s annual base salary was increased to $375,000; in January 2001, Mr. Casamento’s annual base salary was increased to $405,000; in January 2002, Mr. Casamento’s annual base salary was increased to $445,000; and in January 2003, Mr. Casamento’s annual base salary was increased to $458,500. The Board of Directors has deferred making a decision on any fiscal year 2004 base salary adjustment for Mr. Casamento until after the Annual Meeting. The Company provides Mr. Casamento with the opportunity to receive an additional annual bonus for each fiscal year of the Company. The amount of the bonus opportunity is 50% of the annual rate of base salary, and the Board of Directors determines the amount of Mr. Casamento’s bonus for each fiscal year of the Company. Based on the accomplishments toward achieving certain previously determined and agreed upon corporate goals and objectives for the fiscal year ended December 31, 2003, the Board of Directors determined and approved a bonus for Mr. Casamento of $34,388. The bonus has not been paid as of March 15, 2004.

      Under his employment agreement, in November 1999 Mr. Casamento was granted an option to purchase 403,549 shares of Common Stock at an exercise price equal to the then fair market value of the Common Stock, which vests over a four year period commencing on the date of the grant. In addition, in November 1999 Mr. Casamento was granted an option to purchase 665,000 shares of Common Stock at an exercise price equal to the then fair market value of the Common Stock, which vests annually over five years from the date of the grant. During the calendar year ended December 31, 2003, Mr. Casamento was granted an option to purchase (i) 353,271 additional shares at an exercise price equal to the then fair market value of the Common Stock, which vests over a four year period commencing six months from the date of the grant, and (ii) 96,729 additional shares at an exercise price equal to the then fair market value of the Common Stock, which vests on the last day of the 45th month from the date of grant. The employment agreement provides that all of Mr. Casamento’s stock options under any plan of the Company that are then outstanding shall become vested and exercisable immediately prior to any change in control of the Company (and Mr. Casamento would have a period of two years following the later of termination of employment or expiration of any lock-up agreement to exercise such options). The employment agreement also provides that, in the event Mr. Casamento’s employment is terminated without cause, he will receive, as severance, continued payment of his then-base salary for twenty four months and a pro-rated portion of his annual bonus following such termination. In addition, Mr. Casamento would be entitled to receive Company paid insurance coverage for 24 months and coverage at his election and expense for an additional 24 months thereafter.

      Messrs. Morris and Beers are each party to an agreement that would provide certain benefits upon a change in control of the Company. The agreements provide that all of the employee’s stock options under any plan of the Company that are then outstanding shall become vested and exercisable immediately prior to a change in control of the Company (and such employees would have a period of two years following the later of termination of employment or expiration of any lock-up agreement to exercise such options). Also, in the event a change in control occurs and the employee’s employment with the Company is terminated involuntarily other than for cause, the employee will be entitled to receive a severance benefit in the amount equal to the sum of: (i) twelve months of base salary, and (ii) the employee’s pro-rated maximum bonus opportunity for the fiscal year of the Company in which the termination of his employment occurs. In addition, such employees would be entitled to receive Company paid insurance coverage for 12 months and coverage at their election and expense for an additional 15 months.

      Mr. Morris is also party to an agreement that provides, in the event of a termination without cause other than in connection with a change of control, that Mr. Morris will be entitled to receive a severance benefit in the amount equal to the sum of: (i) nine months of base salary and (ii) the pro-rated maximum bonus opportunity for the fiscal year of the Company in which the termination of his employment occurs. In addition, Mr. Morris would be entitled to receive Company paid insurance coverage for nine months.

REPORT OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

      This report describes the philosophy that underlies the components of the Company’s executive compensation programs. It also describes the details of the key elements of such programs, as well as the rationale for compensation paid to the Company’s Chief Executive Officer and its officers in general.

Compensation Philosophy and Objectives

      The Compensation Committee believes that all officers should be compensated based on their contribution to the Company and to building sustainable long-term value for the Company’s shareholders. In determining specific compensation programs, the Compensation Committee considers individual and group performance, including successful achievement of business, management and research objectives, and maintenance of strong relationships with the Company’s collaborators. The Compensation Committee strives to design compensation programs that will tie individual rewards to the Company’s success and align interests between officers and shareholders of the Company. The Compensation Committee also strives to design compensation programs that help retain its officers and encourage personal and professional development and growth.

Compensation of Officers Generally

      Officer compensation programs typically consist of four components: base salaries, bonuses, equity incentives and other compensation. Base salaries are established on the basis of the officer’s experience, salary history and contribution to the Company. Bonuses are established on the basis of individual achievement of established objectives and overall corporate performance. Equity incentives typically consist of stock purchases and stock option grants under the Company’s equity incentive plans. Stock options are granted as inducements to employment with the Company, to aid in retention and to align the interest of such officers with those of the Company’s shareholders. Other compensatory components typically consist of relocation expenses, insurance premiums and similar payments. All components are evaluated annually to ensure that such components are appropriate and consistent with the strategic business objectives of the Company, corporate culture, and with enhancing shareholder value.

Base Salary

      Base salaries for the Company’s officers are established at competitive levels according to the salaries attributable to comparable positions at comparable companies within the healthcare, pharmaceutical and biotechnology industries. The Compensation Committee reviews the base salary of each officer annually. The

Compensation Committee considers each officer’s level of responsibility, experience and overall contribution to the Company. The Compensation Committee also considers equity and fairness in setting the base salary of its officers. In making salary recommendations, the Compensation Committee exercises discretion based on the foregoing criteria. The Compensation Committee does not apply a specific formula to determine the weight of each factor considered.

Bonuses

      Bonuses for the Company’s officers are recommended to the Board of Directors by the Compensation Committee and are based on the attainment of specific business and management objectives, overall corporate performance and other factors deemed relevant by the Compensation Committee. Bonuses for the Company’s officers are then determined by the Board of Directors in its sole discretion.

Stock Options and Other Equity Incentives

      The Compensation Committee administers the following equity incentive Plans for the Company: (i) the 1992 Plan, and (ii) upon shareholder approval of the Directors’ plan, the Directors’ Plan (collectively, the “Plans”). The Company’s officers can receive stock option grants and other equity-based incentives under the 1992 Plan. The Company’s officers may also receive non-statutory stock option grants that are not pursuant to any of the Plans.

      Options to purchase shares of Common Stock are granted as incentives to the Company’s officers, to aid in the retention of such officers and to align the interests of such officers with those of the shareholders.

      The Compensation Committee grants incentive stock options to officers of the Company. Options granted during the twelve months ended December 31, 2003 were granted at a price equal to 100% of the fair market value of the Common Stock on the date of grant.

Policy on Deductibility of Compensation

      Section 162(m) of the Tax Code provides in general that companies may not deduct in any taxable year compensation in excess of $1,000,000 paid to any Named Executive Officer, except to the extent such excess constitutes performance-based compensation. In order for incentive based stock option grants to qualify as performance based compensation under Section 162(m), such options must be granted by a compensation committee comprised solely of “outside directors,” and either: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the shareholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the Compensation Committee) of an objective performance goal established in writing by the Compensation Committee while the outcome is substantially uncertain, and the option is approved by the shareholders. The Company currently does not intend to qualify its incentive compensation Plans under Section 162(m).

Chief Executive Officer Compensation

      On January 1, 2003, Mr. Casamento’s base salary was increased to $458,500 as provided for in his employment agreement. During the calendar year ended December 31, 2003, Mr. Casamento was granted an option to purchase (i) 353,271 shares at an exercise price equal to the then fair market value of the Common Stock, which vests over a four year period commencing six months from the date of the grant, and (ii) 96,729 shares at an exercise price equal to the then fair market value of the Common Stock, which vests on the last day of the 45th month from the date of grant. Based on the accomplishments toward achieving certain previously determined and agreed upon corporate goals and objectives for the fiscal year ended December 31, 2003, the Board of Directors determined and approved a bonus for Mr. Casamento of $34,388. The bonus has not been paid as of March 15, 2004. The Board of Directors has deferred making a decision on any fiscal year 2004 base salary adjustment for Mr. Casamento until after the Annual Meeting.

      Submitted on March 15, 2004, by the members of the Compensation Committee of the Board of Directors.

THE COMPENSATION COMMITTEE

Frank J. Sasinowski, Chairman
Brian C. Cunningham

Compensation Committee Interlocks and Insider Participation

      The members of the Compensation Committee for the fiscal year ended December 31, 2003 were Robert F. Allnutt, John T. Spitznagel and Frank J. Sasinowski. Mr. Spitznagel resigned from the Board of Directors in June 2003, and was replaced on the Compensation Committee by Brian C. Cunningham. Mr. Allnutt resigned from the Board of Directors in February 2004. No member of the Compensation Committee was at any time during fiscal year 2003 or at any other time an officer or employee of the Company, and no member had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. Mr. Sasinowski performs legal services for the Company as a principal with Hyman, Phelps & McNamara, P.C. Hyman, Phelps & McNamara, P.C. also represents Sigma-Tau Finanziaria and its affiliates, which beneficially owns approximately 23.5% of the voting capital stock of the Company. Mr. Cunningham is of counsel with Cooley Godward LLP. Cooley Godward performs legal services for the Company. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Board of Directors or the Compensation Committee during the 2003 fiscal year.

CODE OF BUSINESS CONDUCT AND ETHICS

      In fiscal year 2003, the Company established a Code of Business Conduct and Ethics to help its officers, directors and employees comply with the law and maintain the highest standards of ethical conduct. The Code of Business Conduct and Ethics contains general guidelines for conducting the business of the Company consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. All of the Company’s officers, directors and employees must carry out their duties in accordance with the policies set forth in the Code of Business Conduct and Ethics and with applicable laws and regulations. A copy of the Code of Business Conduct and Ethics can be accessed on the Internet via the Company’s website at www.questcor.com. The Company intends to post any amendments to, and waivers from, the Code of Business Conduct and Ethics to the Company’s website at www.questcor.com within five days following the date of such amendment or waiver.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the ownership of Company voting capital stock as of March 15, 2004 by: (i) each shareholder who is known by the Company to own beneficially more than 5% of Company’s voting capital stock; (ii) each named executive officer of the Company; (iii) each director of the Company; and (iv) all directors and named executive officers of the Company as a group.

	Shares Beneficially
	Owned(1)

Name of Beneficial Owner	Number		Percentage

Sigma-Tau Finanziaria S.p.A. and its affiliates(2)	14,631,375	(3)	23.51%
19-21 Bd. Du Prince Henri L-1724 Luxembourg
Corporate Opportunities Fund, L.P. and its affiliates(4)	7,012,323	(5)	11.19%
126 East 56th Street, 24th Floor New York, New York 10022

	Shares Beneficially
	Owned(1)

Name of Beneficial Owner	Number		Percentage

Montreux Equity Partners II SBIC, L.P. and its affiliates(4)	7,012,323	(5)	11.19%
2500 Sand Hill Road, Suite 215 Menlo Park, California 94025
Delta Opportunity Fund, Ltd. and its affiliates(6)	4,913,626	(7)	7.90%
c/o SEI Investments, Styne House Upper Hatch Street Dublin 2, Ireland
Charles J. Casamento(8)	2,568,423		4.06%
Timothy E. Morris(9)	454,165		*
R. Jerald Beers(10)	43,750		*
Neal C. Bradsher(11)	2,183,201		3.58%
Brian C. Cunningham(12)	44,373		*
Frank J. Sasinowski(13)	200,284		*
Jon S. Saxe(14)	169,782		*
Roger G. Stoll, Ph.D.(15)	179,784		*
Virgil D. Thompson(16)	190,397		*
All executive officers & directors as a group (9 persons)(17)	6,034,159		9.36%

   *  Less than 1%.

(1)	Calculated in accordance with Rule 13d-3 promulgated under the Exchange Act and based on an aggregate of 60,980,962 votes of the Company’s capital stock outstanding as of March 15, 2004, which consists of 50,923,101 shares of Common Stock, 2,155,715 shares of Series A Preferred Stock, and 7,902,146 votes attributable to the outstanding shares of Series B Convertible Preferred Stock (based upon a ratio of 0.875 votes per share of Common Stock into which the Series B Convertible Preferred Stock is convertible).

(2)	Beneficial ownership includes shares of Common Stock beneficially owned by Sigma-Tau Finanziaria S.p.A., Sigma-Tau International, Defiante Farmaceutica L.D.A., Paolo Cavazza and Claudio Cavazza (together, “Sigma-Tau”), as reported by Sigma-Tau on Amendments No. 6 and 8 to Schedule 13D filed on January 15, 2004.

(3)	Represents 13,365,552 shares of Common Stock, and 1,265,823 shares of Common Stock issuable upon conversion of a convertible debenture.

(4)	Beneficial ownership includes shares of Common Stock beneficially owned by Corporate Opportunities Fund, L.P., Corporate Opportunities Fund (Institutional), L.P., SMM Corporate Management, LLC, Sanders Morris Harris Inc., James C. Gale, Montreux Equity Partners II SBIC, L.P., Montreux Equity Management II SBIC, LLC, Howard D. Palefsky and Daniel K. Turner, III (together, “Corporate Opportunities/ Montreux”), as reported by Corporate Opportunities/ Montreux on Amendment No. 1 to Schedule 13D filed on February 13, 2004.

(5)	Represents (and ownership percentage based on) 5,312,367 shares of Common Stock issuable upon conversion of Series B Convertible Preferred Stock and 1,699,956 shares of Common Stock issuable upon exercise of warrants, as reported by Corporate Opportunities/ Montreux on Amendment No. 1 to Schedule 13D filed on February 13, 2004. Corporate Opportunities/ Montreux is entitled to 4,648,321 votes attributable to the outstanding shares of Series B Convertible Preferred Stock it beneficially owns (based upon a ratio of 0.875 votes per share of Common Stock into which such Series B Convertible Preferred Stock is convertible).

(6)	Beneficial ownership includes shares of Common Stock beneficially owned by Delta Opportunity Fund, Ltd., Delta Opportunity Fund (Institutional), LLC, Diaz & Altschul Advisors, LLC, Diaz & Altschul

Management, LLC, Arthur G. Altschul, Jr., and Reinaldo M. Diaz (together, “Delta”), as reported by Delta on Amendment No. 1 to Schedule 13G filed on February 17, 2004.

(7)	Represents (and ownership percentage based on) 5,000 shares of Common Stock, 3,718,657 shares of Common Stock issuable upon conversion of Series B Convertible Preferred Stock and 1,189,969 shares of Common Stock issuable upon exercise of warrants, as reported by Delta on Amendment No. 1 to Schedule 13G filed on February 17, 2004. Delta is entitled to 3,253,824 votes attributable to the outstanding shares of Series B Convertible Preferred Stock it beneficially owns (based upon a ratio of 0.875 votes per share of Common Stock into which such Series B Convertible Preferred Stock is convertible).

(8)	Includes 79,008 shares held by various family members that Mr. Casamento may be deemed to beneficially own, and options to purchase 2,219,782 shares exercisable within 60 days of March 15, 2004.

(9)	Includes options to purchase 454,165 shares of Common Stock exercisable within 60 days of March 15, 2004.

(10)	Includes options to purchase 43,750 shares of Common Stock exercisable within 60 days of March 15, 2004.

(11)	Includes 2,182,160 shares of Common Stock held by Broadwood Partners, L.P., and options to purchase 1,041 shares of Common Stock held by Mr. Bradsher, which are exercisable within 60 days of March 15, 2004. Broadwood Partners, L.P. is a private investment partnership managed by Broadwood Capital, Inc. As President of Broadwood Capital, Inc., Mr. Bradsher may be deemed to have dispositive power over the shares owned by Broadwood Partners, L.P.

(12)	Includes options to purchase 44,373 shares of Common Stock exercisable within 60 days of March 15, 2004.

(13)	Includes options to purchase 192,284 shares of Common Stock held by Hyman, Phelps & McNamara, P.C., the law firm with which Mr. Sasinowski is a partner, which are exercisable within 60 days of March 15, 2004. Mr. Sasinowski disclaims beneficial ownership of the shares held by Hyman, Phelps & McNamara, P.C., except to the extent of his pecuniary interest in such shares.

(14)	Includes options to purchase 165,204 shares of Common Stock exercisable within 60 days of March 15, 2004.

(15)	Includes options to purchase 169,784 shares of Common Stock exercisable within 60 days of March 15, 2004.

(16)	Includes options to purchase 186,332 shares of Common Stock exercisable within 60 days of March 15, 2004.

(17)	See footnotes (8)-(16).

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Option grants to the Company’s executive officers and directors are exempt from Section 16(b) liability, but, as a result of the change to the reporting requirements pursuant to the Sarbanes-Oxley Act of 2002, must be reported on Form 4 within two business days of the date on which the transaction occurs. Prior to this change to the reporting requirements, option grants to executive officers and directors that were exempt from Section 16(b) liability could be reported at the end of the year on Form 5. The Company inadvertently reported option grants to certain executive officers and directors at the end of the year on Form 5 instead of within two business days of such transactions on Form 4. This resulted in the filing of two late reports covering two exempt transactions for each of Messrs. Allnutt, Cunningham, Sasinowski, Saxe, Spitznagel, Stoll and Thompson, and the filing of one late report covering one transaction for Mr. Casamento, during the fiscal year ended December 31, 2003. Other than as set forth in the preceding sentence, to the Company’s knowledge and based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Sigma-Tau

      In March 2002, the Company issued to Defiante Farmaceutica Unipessoal L.D.A., an affiliate of Sigma-Tau Finanziaria S.p.A. (“Sigma-Tau”), $2,000,000 of 8% convertible debentures and a warrant to purchase 759,494 shares of Common Stock. The Company agreed to pay interest on the debentures at a rate of 8% per annum on a quarterly basis. The debentures are convertible into 1,265,823 shares of Common Stock at a fixed conversion price of $1.58 per share, which was calculated based on 105% of the five day average closing sale price of the Common Stock immediately prior to the closing date. In January 2004, in connection with a private placement of Common Stock by the Company, Sigma-Tau purchased 759,494 shares of Common Stock in exchange for $435,948 in cash and the surrender of a warrant to purchase 759,494 shares of Common Stock.

Transactions with Glenridge Pharmaceuticals, LLC

      In July 2001, the Company signed an agreement with Aventis Pharmaceuticals, Inc. (“Aventis”) to acquire the worldwide rights to HP Acthar® Gel (“Acthar”). In January 2002, the Company executed a Royalty Agreement with Glenridge Pharmaceuticals, LLC, a California limited liability corporation (“Glenridge”), which is owned in part by Kenneth R. Greathouse, the Company’s former Vice President of Commercial Operations, pursuant to which the Company agreed to pay Glenridge a royalty payment on sales of Acthar in exchange for a release by Glenridge as to any and all rights it may or may not have had with respect to Acthar. The terms and conditions of the Royalty Agreement had been negotiated and agreed to prior to the acquisition of Acthar from Aventis. The aggregate royalty paid to Glenridge on sales of Acthar for the fiscal year ended December 31, 2003 was $297,000.

Certain Business Relationships

      Mr. Sasinowski, a member of the Board of Directors and the Compensation Committee, performs legal services for the Company as a principal with Hyman, Phelps & McNamara, P.C. The Company was billed $31,000 for services performed by Hyman, Phelps & McNamara, P.C. in the year ended December 31, 2003. Hyman, Phelps & McNamara, P.C. also represents Sigma-Tau Finanziaria and its affiliates, which beneficially owns approximately 23.5% of the voting capital stock of the Company. Mr. Cunningham, a member of the Board of Directors, Nominating and Corporate Governance Committee and Compensation Committee, is of counsel with Cooley Godward LLP. Cooley Godward LLP performs legal services for the Company. The Company was billed $38,000 for services performed by Cooley Godward LLP in the year ended December 31, 2003.

Performance Measurement Comparison1

      The following graph shows the total shareholder return, as of December 31, 2003, on an investment of $100 in cash in (i) Common Stock, (ii) the Amex Market Value Index, and (iii) the NASDAQ Pharmaceuticals Index.

COMPARISON OF 49 MONTH CUMULATIVE TOTAL RETURN*

AMONG QUESTOR PHARMACEUTICALS, INC.,
THE AMEX MARKET VALUE (U.S. & FOREIGN) INDEX
AND THE NASDAQ PHARMACEUTICAL INDEX

	Cumulative Total Return

	11/99	12/99	12/00	12/01	12/02	12/03

QUESTCOR PHARMACEUTICALS, INC.	100.00	100.00	50.00	167.20	78.40	59.20
AMEX MARKET VALUE (U.S. & FOREIGN)	100.00	113.82	108.41	102.26	86.23	119.88
NASDAQ PHARMACEUTICAL	100.00	144.60	180.37	153.72	99.33	145.58

* $100 invested on 11/17/99 in stock or on 10/31/99 in index — including reinvestment of dividends. Fiscal year ending December 31.

[1]	This Section is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Other Matters

      The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

      We expect to mail a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission, excluding exhibits, to shareholders on or about April 5, 2004.

By Order of the Board of Directors,

David A. Hahn
Secretary

Union City, California

March 29, 2004

EXHIBIT A

AUDIT COMMITTEE CHARTER

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

of the Audit Committee
of Questcor Pharmaceuticals, Inc.

      This Amended and Restated Audit Committee Charter was adopted by the Board of Directors (the “Board”) of Questcor Pharmaceuticals, Inc. (the “Company”) on November 3, 2003.

I.	Purpose

      The purpose of the Audit Committee (the “Committee”) is to assist the Board with its oversight responsibilities regarding: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the external auditor’s qualifications and independence; and (iv) the cost and performance of the Company’s external auditor. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

      In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

      Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal accounting controls and disclosure controls and procedures. The external auditor is responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles and reviewing the Company’s quarterly financial statements. Except as otherwise expressly set forth herein, the Committee’s responsibilities are limited to oversight. Without limiting the generality of the foregoing, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company’s external auditor (or others responsible for the internal audit function (if applicable), including contracted non-employee or audit or accounting firms engaged to provide internal audit services)) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

      Further, auditing literature, particularly Statement of Accounting Standards No. 100, defines the term “review” to include a particular set of required procedures to be undertaken by external auditors. The members of the Committee are not external auditors, and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II.	Membership

      The Committee shall consist of at least three members of the Board. Each Committee member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. Each Committee member shall satisfy the independence requirements of the American Stock Exchange and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

      The members of the Committee, including the Chair of the Committee, shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board.

III.	Meetings and Procedures

      The Chair (or in his or her absence, a member designated by the Chair or the remaining members of the Committee) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee.

      The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management and with the external auditor. The Committee chairperson shall report on Committee activities to the full Board from time to time and shall cause the Committee minutes to be provided to the Board on an ongoing basis.

      All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the external auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

      The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the external auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

      The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

IV.	Powers and Responsibilities

Interaction with the External Auditor

      1. Appointment and Oversight. The Committee shall be directly responsible and have sole authority for the appointment, compensation, retention and oversight of the work of the external auditor (including resolution of any disagreements between Company management and the external auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the external auditor shall report directly to the Committee.

      2. Pre-Approval of Services. Before the external auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the external auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Company’s management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the external auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

      3. Independence of External Auditor. The Committee shall, at least annually, review the independence and quality control procedures of the external auditor and the experience and qualifications of the external auditor’s senior personnel that are providing audit services to the Company. In conducting its review:

(i) The Committee shall obtain and review a report prepared by the external auditor describing (a) the auditing firm’s internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

(ii) The Committee shall ensure that the external auditor prepare and deliver, at least annually, a written statement delineating all relationships between the external auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall discuss with the external auditor any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the external auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the external auditor’s report to satisfy itself of the auditor’s independence.

(iii) The Committee shall confirm with the external auditor that the external auditor is in compliance with the partner rotation requirements established by the SEC.

(iv) The Committee shall consider whether the Company should adopt a rotation of the annual audit among independent auditing firms.

(v) The Committee shall, if applicable, consider whether the external auditor’s provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the external auditor.

Annual Financial Statements and Annual Audit

      4. Meetings with Management, the External auditor.

(i) The Committee shall meet with management and the external auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

(ii) The Committee shall review and discuss with management and the external auditor: (A) major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (B) any analyses prepared by management or the external auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

(iii) The Committee shall review and discuss the annual audited financial statements with management and the external auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

      5. Separate Meetings with the External Auditor.

      (i) The Committee shall review with the external auditor any problems or difficulties the external auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters. Among the items that the Committee should consider reviewing with the external auditor are: (A) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); (B) any communications between the audit team and the external auditor’s national office respecting auditing or accounting issues presented by the engagement; and (C) any “management” or “internal control” letter issued, or proposed to be issued, by the external auditor to the Company. The Committee shall obtain from the external auditor assurances that Section 10A(b) of the Exchange Act has not been implicated.

      (ii) The Committee shall discuss with the external auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the external auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the external auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the external auditor; and (C) all other material written communications between the external auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, external auditor’s engagement letter, external auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

      (iii) The Committee shall discuss with the external auditor the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect.

      6. Recommendation to Include Financial Statements in Annual Report. The Committee shall, based on the review and discussions in paragraphs 4(iii) and 5(iii) above, and based on the disclosures received from the external auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(ii) above, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

Quarterly Financial Statements

      7. Meetings with Management, and the External Auditor. The Committee shall review and discuss the quarterly financial statements with management and the external auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Other Powers and Responsibilities

      8. The Committee shall discuss with management and the external auditor the Company’s earnings press releases (with particular focus on any “pro forma” or “adjusted” non-GAAP information).

      9. The Committee shall review all related party transactions and off-balance sheet transactions on an ongoing basis and all such transactions must be approved by the Committee.

      10. The Committee shall discuss with management and the external auditor any of the following which are brought to the Committee’s attention: correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process or accounting policies.

      11. The Committee shall discuss with the Company’s General Counsel or outside counsel any legal matters brought to the Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements.

      12. The Committee shall request assurances from management and the external auditor that the Company’s foreign subsidiaries and foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosure of affiliated party transactions.

      13. The Committee shall discuss with management the Company’s policies with respect to risk assessment and risk management. The Committee shall discuss with management the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

      14. The Committee shall set clear hiring policies for employees or former employees of the Company’s external auditor.

      15. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

      16. The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of Reg. S-K, for inclusion in each of the Company’s annual proxy statements.

      17. The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s external auditor, or any other matter the Committee determines is necessary or advisable to report to the Board.

      18. The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee’s compliance with this Charter.

      19. The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

EXHIBIT B

Charter of the Nominating and Corporate Governance Committee of Questcor Pharmaceuticals, Inc.

      This Nominating and Corporate Governance Committee Charter was adopted by the Board of Directors (the “Board”) of Questcor Pharmaceuticals, Inc. (the “Company”) as of February 6, 2004.

I.	Purpose

      The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of the Board is to assist the Board in discharging the Board’s responsibilities regarding:

(a) the identification of qualified candidates to become Board members;

(b) the selection of nominees for election as directors at the next annual meeting of shareholders (or special meeting of shareholders at which directors are to be elected);

(c) the selection of candidates to fill any vacancies on the Board; and

(d) the analysis and recommendation to the Board on corporate governance matters applicable to the Company.

      In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

II.	Membership

      The Committee shall be composed of three or more directors, as determined by the Board, each of whom (a) satisfies the independence requirements of the American Stock Exchange, and (b) has experience, in the business judgment of the Board, that would be helpful in addressing the matters delegated to the Committee.

      The members of the Committee, including the Chair of the Committee, shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board.

III.	Meetings and Procedures

      The Chair (or in his or her absence, a member designated by the Chair or remaining members of the Committee ) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are consistent with the provisions of the Company’s bylaws.

      The Committee shall meet at least once per year and more frequently as the Committee deems necessary or desirable.

      All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, or any other person whose presence the Committee believes to be desirable and appropriate. Notwithstanding the foregoing, the Committee may exclude from its meetings any person it deems appropriate, including but not limited to, any non-management director that is not a member of the Committee.

      The Committee shall have the authority, as it deems appropriate, to retain or replace, as needed, any independent counsel or other outside expert or advisor that the Committee believes to be desirable and appropriate. The Committee, in its discretion, may also use the services of the Company’s regular inside or outside legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any such persons retained by the Committee. The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms.

      The Chair shall report to the Board regarding the activities of the Committee at appropriate times and as otherwise requested by the Chairman of the Board.

IV.	Duties and Responsibilities

      1. (a) At an appropriate time prior to each annual meeting of shareholders at which directors are to be elected or reelected, the Committee shall recommend to the Board for nomination by the Board such candidates as the Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

      (b) At an appropriate time after a vacancy arises on the Board or a director advises the Board of his or her intention to resign, the Committee shall recommend to the Board for appointment by the Board to fill such vacancy, such prospective member of the Board as the Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

      (c) The foregoing notwithstanding, if the Company is legally required by contract or otherwise to permit a third party to designate one or more of the directors to be elected or appointed (for example, pursuant to rights contained in a Certificate of Determination of a class of preferred stock to elect one or more directors upon a dividend default), then the nomination or appointment of such directors shall be governed by such requirements.

      2. The Committee shall, at least annually, review the performance of each current director and shall consider the results of such evaluation when determining whether or not to recommend the nomination of such director for an additional term.

      3. In appropriate circumstances, the Committee, in its discretion, shall consider and may recommend the removal of a director for cause, in accordance with the applicable provisions of the Company’s articles of incorporation and bylaws.

      4. The Committee may make recommendations to the Board regarding governance matters, including, but not limited to, the Company’s articles of incorporation, bylaws, this Charter and the charters of the Company’s other committees.

      5. The Committee shall evaluate its own performance on an annual basis, including its compliance with this Charter, and provide the Board with any recommendations for changes in procedures or policies governing the Committee. The Committee shall conduct such evaluation and review in such manner as it deems appropriate.

      6. The Committee shall periodically report to the Board on its findings and actions.

      7. The Committee shall review and reassess this Charter at least annually and submit any recommended changes to the Board for its consideration.

V.	Delegation of Duties

      In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee, to the extent consistent with the Company’s articles of incorporation, bylaws and applicable law and rules of markets in which the Company’s securities then trade.

EXHIBIT C

QUESTCOR PHARMACEUTICALS, INC.

2004 NON-EMPLOYEE DIRECTORS’ EQUITY INCENTIVE PLAN

      Questcor Pharmaceuticals, Inc., a California corporation, has adopted the Questcor Pharmaceuticals, Inc. 2004 Non-Employee Directors’ Equity Incentive Plan, (the “Plan”), effective as of May 17, 2004, for the benefit of its Non-Employee Directors (as defined below).

      The purposes of the Plan are as follows:

(1) To provide an additional incentive for Non-Employee Directors to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock.

(2) To enable the Company to obtain and retain the services of Non-Employee Directors considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company which will reflect the growth, development and financial success of the Company.

ARTICLE I

DEFINITIONS

      Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

      1.1. “Administrator” shall mean the Board, who shall conduct the general administration of the Plan as provided herein.

      1.2. “Affiliate” shall mean any “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined in Code Sections 424(e) and 424(f), respectively.

      1.3. “Board” shall mean the Board of Directors of the Company.

      1.4. “Cause” shall mean, with respect to the discharge of a Holder by the Company or an Affiliate, the following: (i) the conviction or no contest plea by the Holder to a felony, or a crime involving moral turpitude, under any federal or state criminal law, (ii) the commission of a fraud by the Holder against the Company or an Affiliate, or the acquiring or surviving corporation or an affiliate thereof, (iii) the repeated unexplained or unjustified absence by the Holder from the Company or an Affiliate, or the acquiring or surviving corporation or an affiliate thereof, or (iv) the gross negligence or willful misconduct of the Holder where such gross negligence or willful misconduct has resulted or is likely to result in substantial and material damage to the Company or an Affiliate, or the acquiring or surviving corporation or an affiliate thereof. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to a discharge for Cause with respect to a Holder.

      1.5. “Code” shall mean the Internal Revenue Code of 1986, as amended.

      1.6. “Committee Option” shall mean an Option granted pursuant to Section 3.3 of the Plan.

      1.7. “Common Stock” shall mean the common stock of the Company, no par value.

      1.8. “Company” shall mean Questcor Pharmaceuticals, Inc., a California corporation.

      1.9. “Consultant” shall mean any person, including an advisor, engaged by the Company or an Affiliate to render services and who is compensated for such services.

      1.10. “Director” shall mean a member of the Board.

      1.11. “Director Option” shall mean an Option granted pursuant to Section 3.2 of the Plan.

      1.12. “Disability” shall mean the Holder’s permanent and total disability within the meaning of Code Section 22(e)(3).

      1.13. “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

      1.14. “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or an Affiliate.

      1.15. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

      1.16. “Fair Market Value” of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on such date, or if shares were not traded on such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on such date as reported by Nasdaq or such successor quotation system, or (c) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

      1.17. “Holder” shall mean a person who has been granted an Option.

      1.18. “Non-Employee Director” shall mean a member of the Board who is not an Employee.

      1.19. “Option” shall mean a Non-Qualified Stock Option granted under

      1.20. “Option Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Option as the Administrator shall determine, consistent with the Plan.

      1.21. “Plan” shall mean the Questcor Pharmaceuticals, Inc. 2004 Non-Employee Directors’ Equity Incentive Plan, as amended from time to time.

      1.22. “Securities Act” shall mean the Securities Act of 1933, as amended.

      1.23. “Termination” shall mean the time when a Holder ceases to be a Director, Employee or Consultant for any reason, including, but not by way of limitation, a termination by resignation, discharge with or without cause, failure to be elected, Disability, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination with respect to Non-Employee Directors.

ARTICLE II

SHARES SUBJECT TO PLAN

      2.1. Shares Subject to Plan. The shares of stock subject to Options shall be Common Stock, initially shares of the Company’s Common Stock. Subject to adjustment as provided in Section 6.3, the aggregate number of such shares which may be issued with respect to Options granted under the Plan shall not exceed one million two hundred and fifty thousand (1,250,000). The shares of Common Stock issuable with respect to such Options may be either previously authorized but unissued shares or treasury shares.

      2.2. Add-back of Options. If any Option expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration, cancellation or exercise may again be optioned or granted hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options which are adjusted pursuant to Section 6.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned or granted hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the

Company upon the exercise of any Option under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned or granted hereunder, subject to the limitations of Section 2.1.

ARTICLE III

GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS

      3.1 Eligibility. Each Non-Employee Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 3.2. In addition, each Non-Employee Director who is a member of one or more committees of the Board shall be eligible to be granted Options at the times and in the manner set forth in Section 3.3(a) and/or Section 3.3(b), as applicable. Notwithstanding the foregoing, no Non-Employee Director who owns, directly or indirectly, shares representing ten percent (10%) or more of the total outstanding shares of any class of stock of the Company shall be eligible for the grant of an Option under the Plan.

      3.2. Director Options.

      (a) During the term of the Plan, a person who is initially elected or appointed to the Board and who is an Non-Employee Director at the time of such initial election or appointment automatically shall be granted an Option to purchase twenty-five thousand (25,000) shares of Common Stock (subject to adjustment as provided in Section 6.3) on the date of such initial election or appointment.

      (b) On each January 1 during the term of the Plan, each person who is a Non-Employee Director as of such January 1 automatically shall be granted an Option to purchase fifteen thousand (15,000) shares of Common Stock (subject to adjustment as provided in Section 6.3) on such January 1.

      3.3. Committee Options.

      (a) During the term of the Plan, each Non-Employee Director who, on or after January 1 of a calendar year but before July 1 of the same calendar year, is appointed, for the first time, to one or more committees of the Board automatically shall be granted an Option to purchase ten thousand (10,000) shares of Common Stock (subject to adjustment as provided in Section 6.3) on the date of such initial appointment. Each Non-Employee Director who, on or after July 1 of a calendar year but before December 31 of the same calendar year, is appointed, for the first time, to one or more committees of the Board automatically shall be granted an Option to purchase five thousand (5,000) shares of Common Stock (subject to adjustment as provided in Section 6.3) on the date of such initial appointment. Thereafter, on each January 1 during the term of the Plan, each Non-Employee Director who, as of such January 1, is a member of one or more committees of the Board automatically shall be granted an Option to purchase ten thousand (10,000) shares of Common Stock (subject to adjustment as provided in Section 6.3) on such January 1.

      (b) During the term of the Plan, each Non-Employee Director who, on or after January 1 of a calendar year but before July 1 of the same calendar year, is appointed, for the first time, to be the chairperson of one or more committees of the Board automatically shall be granted an Option to purchase seven thousand five hundred (7,500) shares of Common Stock (subject to adjustment as provided in Section 6.3) on the date of such initial appointment. Each Non-Employee Director who, on or after July 1 of a calendar year but before December 31 of the same calendar year, is appointed, for the first time, to be the chairperson of one or more committees of the Board automatically shall be granted an Option to purchase three thousand seven hundred fifty (3,750) shares of Common Stock (subject to adjustment as provided in Section 6.3) on the date of such initial appointment. Thereafter, on each January 1 during the term of the Plan, each Non-Employee Director who, as of such January 1, is the chairperson of one or more committees of the Board automatically shall be granted an Option to purchase seven thousand five hundred (7,500) shares of Common Stock (subject to adjustment as provided in Section 6.3) on such January 1.

      3.4. Exercise Price; Exercisability.

      (a)(i) The price per share of the shares subject to a Director Option shall equal eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the date the Director Option is granted.

      (ii) The price per share of the shares subject to a Committee Option shall equal one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Committee Option is granted.

      (b)(i) Director Options shall become exercisable in forty-eight (48) equal monthly cumulative installments over the four (4) year period commencing on the date the Director Option is granted, provided that the Holder has, during the entire month prior to each such date, continuously served as a Director, Employee or Consultant. Each Director Option (or portion thereof) shall be and remain unexercisable until and unless such Director Option (or portion thereof) becomes exercisable in accordance with the foregoing sentence. No portion of a Director Option which is unexercisable at Termination shall thereafter become exercisable.

      (ii) Each Committee Option shall be fully exercisable as of the date the Committee Option is granted.

      3.5. Term of Options. Subject to Section 4.6, the term of each Option shall be 10 years from the date the Option is granted.

ARTICLE IV

EXERCISE OF OPTIONS

      4.1. Partial Exercise. An exercisable Option (or portion thereof) may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

      4.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

(a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 6.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

(d) Payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised in (i) cash, or in the discretion of the Administrator (ii) in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof or (iii) through a combination of (i) and (ii).

      4.3. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, if any, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 4.2(d).

      4.4. Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

      4.5. Exercise, Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the exercise of an Option and the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Option Agreement and may be referred to on the certificates evidencing such shares.

      4.6. Limitations on Exercise of Options Granted to Non-Employee Directors. No Option granted to an Non-Employee Director may be exercised to any extent by anyone after the first to occur of the following events:

(a) The expiration of 12 months from the date of the Holder’s death;

(b) The expiration of 12 months from the date of the Holder’s Termination by reason of his or her Disability;

(c) The expiration of ninety (90) calendar days from the date of the Holder’s Termination for any reason other than such Holder’s death or his or her permanent and total disability, unless the Holder dies within said ninety (90) day period; or

(d) The expiration of 10 years from the date the Option was granted.

      4.7. Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE V

ADMINISTRATION

      5.1. Duties and Powers of Administrator. It shall be the duty of the Board to conduct the general administration of the Plan in accordance with its provisions. The Board shall have the power to interpret the Plan and the Option Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, and to interpret, amend or revoke any such rules. The Board shall also have the power to amend any Option Agreement provided that the rights or obligations of the Holder of the Option that is the subject of any such Option Agreement are not affected adversely thereby; provided, however, that without the approval of the stockholders of the Company, the Board shall not authorize the amendment of any outstanding Option to reduce its exercise price. Notwithstanding anything contained herein, no Option shall be canceled and replaced with the grant of an Option having a lower exercise price without the approval of the stockholders of the Company. Grants under the Plan need not be the same with respect to each Holder.

      5.2. Professional Assistance; Good Faith Actions. All expenses and liabilities which members of the Board incur in connection with the administration of the Plan shall be borne by the Company. The Board may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Board, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Options, and all members of the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

ARTICLE VI

MISCELLANEOUS PROVISIONS

      6.1. Not Transferable.

      (a) Except as otherwise provided in the Option Agreement evidencing the Option, no Option under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

      (b) Except as otherwise provided in the Option Agreement evidencing the Option, during the lifetime of the Holder, only he or she may exercise an Option (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Holder, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Option Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution. A Holder may, by delivering written notice to the Company in a form satisfactory to the Company, designate any person who, in the event of the death of the Holder, shall thereafter be entitled to exercise the Holder’s Option in the manner and on the terms and conditions prescribed by the Plan and the Option Agreement evidencing such Option.

      6.2. Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 6.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company’s stockholders before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 6.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan, and no action of the Administrator may be taken that would otherwise require approval by the Company’s stockholders as a matter of applicable law, regulation or rule. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Option theretofore granted, unless the Option itself otherwise expressly so provides. No Options may be granted during any period of suspension or after termination of the Plan, and in no event may any Option be granted under the Plan after the first to occur of the following events:

(a) The expiration of 10 years from the date the Plan is adopted by the Board; or

(b) The expiration of 10 years from the date the Plan is approved by the Company’s stockholders under Section 6.4.

      6.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

      (a) In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i) The number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted;

(ii) The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options; and

(iii) The grant or exercise price with respect to any Options.

      (b) Subject to Section 6.3(c), in the event of any transaction or event described in Section 6.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option or realization of the Holder’s rights had such Option been currently exercisable or payable or fully vested or the replacement of such Option with other rights or property selected by the Administrator in its sole discretion;

(ii) To provide that the Option cannot vest, be exercised or become payable after such event;

(iii) To provide that such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 3.4 or the provisions of such Option;

(iv) To provide that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options or rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

(v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options.

      (c) The Administrator may, in its discretion, include such further provisions and limitations in any Option, agreement or certificate, as it may deem equitable and in the best interests of the Company.

      (d) The existence of the Plan, the Option Agreement and the Options granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      6.4. Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company’s stockholders after the date of the Board’s initial adoption of the Plan, and any amendment to the Plan increasing the aggregate number of shares of Common Stock issuable under the Plan will be submitted for the approval of the Company’s stockholders after the date of the Board’s adoption of such amendment. Options may be granted prior to such stockholder approval, provided that such Options shall not be exercisable prior to the time when the Plan is approved by the stockholders, and provided further that if such approval is not obtained, all Options previously granted under the Plan shall thereupon be canceled and become null and void.

      6.5. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Options under the Plan, the Administrator shall, to the extent permitted by applicable law, have the right to provide, in the terms of Options made under the Plan, or to require a Holder to agree by separate written instrument, that (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Option, or upon the receipt or resale of any Common Stock underlying the Option, must be paid to the Company, and (ii) the Option shall terminate and any unexercised portion of the Option (whether or not exercisable) shall be forfeited, if (b)(i) a Termination occurs prior to a specified date, or within a specified time period following receipt or exercise of the Option, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator, or (iii) the Holder incurs a discharge for Cause.

      6.6. Effect of Plan Upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for directors of the Company or any Affiliate, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

      6.7. Compliance with Laws. The Plan, the granting and exercisability of Options under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

      6.8. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, exercise or payment of any Options. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Options (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, exercise or payment of any Options (or which may be repurchased from the Holder of such Option within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder’s federal and state income and payroll tax liabilities with respect to the issuance, exercise or payment of the Option shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state income tax and payroll tax purposes that are applicable to such supplemental taxable income.

      6.9. No Right to Continued Relationship. Nothing in the Plan or in any Option Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Affiliate, or as a Director, or shall interfere with or restrict in any way the rights of the Company and any Affiliate, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Affiliate.

      6.10. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

      6.11. Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

*     *     *

      I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Questcor Pharmaceuticals, Inc. on February 20, 2004.

Name:
Title:

*     *     *

      I hereby certify that the foregoing Plan was approved by the stockholders of Questcor Pharmaceuticals, Inc. on May 17, 2004.

      Executed on this            day of                     , 2004.

Name:
Title:

QUESTCOR PHARMACEUTICALS, INC. 3260 WHIPPLE ROAD UNION CITY, CALIFORNIA 94587	Proxy	2004 ANNUAL MEETING OF SHAREHOLDERS May 17, 2004
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF QUESTCOR PHARMACEUTICALS, INC. (THE “COMPANY”)

The undersigned hereby appoints Charles J. Casamento and Timothy E. Morris, and each of them or their designee(s), with full power of substitution, to act as attorneys and proxies of the undersigned, to vote all of the shares of the Common Stock of the Company which the undersigned is entitled to vote at the 2004 annual meeting of shareholders (the “Annual Meeting”) to be held on May 17, 2004 at 9:00 a.m. local time at the Omni Hotel, 500 California Street, San Francisco, California 94104, and at any and all adjournments or postponements thereof, with all of the powers which the undersigned would possess if personally present, upon and in respect of the following proposal and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the Annual Meeting. The proposal referred to herein is described in detail in the accompanying joint proxy statement/prospectus.

The signed Proxy will be voted as directed, but if no instructions are specified, this signed Proxy will be voted for the propositions stated. If any other business is presented at such meeting, this signed Proxy will be voted by those named in this Proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1.	To elect as director the seven nominees listed below:

Nominees: FOR ☐ Neal C. Bradsher; FOR ☐ Charles J. Casamento; FOR ☐ Brian C. Cunningham FOR ☐ Frank J. Sasinowski; FOR ☐ Jon S. Saxe; FOR ☐ Roger G. Stoll, Ph.D.; FOR ☐ Virgil D. Thompson.

(Instructions: To withhold authority to vote for any of the nominees, write the nominee’s name in the space provided below.)

2.	To approve the Company’s 2004 Non-Employee Directors’ Equity Incentive Plan, which provides for 1,250,000 shares of the Company’s common stock to be authorized for formula grants of non-qualified stock options to non-employee directors of the Company.

FOR ☐ AGAINST ☐ ABSTAIN ☐

3.	To ratify the Board of Directors selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004.

FOR ☐ AGAINST ☐ ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ABOVE LISTED PROPOSITIONS
(continued and to be signed on reverse side)

Should the undersigned be present and elect to vote at the Annual Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Annual Meeting of the Shareholder’s decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

The undersigned acknowledges receipt from the Company prior to the execution of this Proxy of a Notice of 2004 Annual Meeting of Shareholders, a Proxy Statement dated March 29, 2004, and the Annual Report on Form 10-K for the year ended December 31, 2003.

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a partnership, please sign in partnership name by authorized person.

Date:	Signature:

Date:	Signature:

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTPAID RETURN ENVELOPE.